UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 19, 2005

Date of Report (Date of earliest
event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8480 East Orchard Road, Suite 6600, Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

(303) 566-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

HyperSpace Communications to Present at NIBA Conference.  On May 19, 2005, HyperSpace Communications, Inc. will present at the National Investment Banking Association (NIBA) Conference in San Diego, California.  A copy of the presentation presented by HyperSpace Communications, Inc. is being furnished as Exhibit 99.1.  A copy of the Company Overview is being furnished as Exhibit 99.2.

Item 9.01.                                          Financial Statements and Exhibits.

(c) Exhibits

99.1                        NIBA Presentation by HyperSpace Communications, Inc. presented at NIBA Conference May 19, 2005.

99.2                        HyperSpace Communications, Inc. Company Overview for NIBA Conference in San Diego, California on May 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.

Dated: May 19, 2005	By:	/s/ Mark Pougnet
Mark Pougnet
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	NIBA Presentation issued by HyperSpace Communications, Inc. dated May 19, 2005.

99.2	Company Overview for NIBA Conference issued by HyperSpace Communications, Inc. dated May 19, 2005.